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                                                                    EXHIBIT 10.1

                               AMENDMENT NUMBER 1
                                       TO
           THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                     LEVIATHAN GAS PIPELINE PARTNERS, L.P.

         THIS AMENDMENT NUMBER 1 TO THE AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF LEVIATHAN GAS PIPELINE PARTNERS, L.P., dated December 31, 1996 (this Amendment), is entered into by and among Leviathan Gas Pipeline Company, a Delaware corporation, as the General Partner, and the Limited Partners. In consideration of the covenants, conditions and agreements contained herein, the parties hereto agree as follows:

                                R E C I T A L S

         A. The General Partner of the Company has authorized a distribution of one Common Unit or Preference Unit, as the case may be, for each outstanding Common Unit or Preference Unit, as the case may be.

         B. In connection with such actions it is in the Partnership's best interests to amend the Amended and Restated Agreement of Limited Partnership of Leviathan Gas Pipeline Partners, L.P., dated as of February 19, 1993 (the Partnership Agreement), by action of the General Partner, pursuant to Section 15.1 of the Partnership Agreement.

                               A G R E E M E N T

1. UNDEFINED TERMS. Undefined terms used herein are defined in the Partnership Agreement.

2.       AMENDMENTS.

         A. Section 5.9 of the Partnership Agreement is amended and restated in its entirety as follows:

                 Adjustments to Minimum Quarterly Distribution Levels, Target Levels and Certain Other Provisions. (a) Adjustments to the Minimum Quarterly Distribution, First Target Distribution, Second Target Distribution and Third Target Distribution shall be made in the following circumstances: (i) the Minimum Quarterly Distribution, First Target Distribution, Second Target Distribution and Third Target Distribution shall be proportionately adjusted in the event of any distribution, combination or subdivision (whether effected by a distribution payable in Units or otherwise) of Units or other Partnership Securities in accordance with Section 4.11; and (ii) in the event of a distribution of Available Cash that is deemed to be Cash from Interim Capital Transactions, the Minimum Quarterly Distribution, First Target Distribution, Second Target Distribution and Third Target Distribution shall be proportionately adjusted downward to equal the




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                 product obtained by multiplying the otherwise applicable
                 Minimum Quarterly Distribution, First Target Distribution, Second Target Distribution and Third Target Distribution, as the same may have been previously adjusted by a fraction of which the numerator is the Unrecovered Capital immediately after giving effect to such distribution and the denominator is the Unrecovered Capital immediately prior to giving effect to such distribution.

                 (b) Adjustments to the number "2.40" (as such number shall have been adjusted from time-to-time) in clauses (ii) and (iii) of the definition of Conversion Date, the amount (as such amount shall have been adjusted from time-to-time) treated as having been distributed per Unit under such clause (the Distributed Amount) and the number "5,000,000" (as such number shall have been adjusted from time-to-time) in Section 4.4(c)(i) shall be proportionately made in the event of any distribution, combination or subdivision (whether effected by a distribution payable in Units or otherwise) of Units or other Partnership Securities in accordance with Section 4.11.

                 (c) The Minimum Quarterly Distribution, First Target Distribution, Second Target Distribution, Third Target Distribution and the Distributed Amount and the number "2.40" in clauses (ii) and (iii) of the definition of "Conversion Date" (as such amount and number shall have been adjusted from time-to-time) may also be adjusted under the circumstances, and in the manner, set forth in Section 9.6.

         B. Section 9.6 of the Partnership Agreement is amended and restated in its entirety as follows:

                 Entity-Level Taxation. If legislation is enacted which causes the Partnership to become treated as an association taxable as a corporation for federal income tax purposes, then (a) with respect to any calendar quarter thereafter the Minimum Quarterly Distribution, First Target Distribution, Second Target Distribution and Third Target Distribution, as the case may be, shall be equal to the product of (i) each such distribution amount multiplied by (ii) 1 minus the sum of (x) the expected effective federal income tax rate applicable to the Partnership (expressed as a decimal) plus (y) the expected effective overall state and local income tax rate applicable to the Partnership (expressed as a decimal), in each case, for the taxable year in which such quarter occurs (after taking into account the benefit of any deduction allowable for federal income tax purposes with respect to the payment of state and local income taxes) (the Rate); and (b) for purposes of determining the Distributed Amount under clauses (ii) and
                 (iii) of the definition of "Conversion Date," the amount of an actual distribution after such legislation is effective shall be deemed to be the actual distribution divided by the Rate.




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3.       MISCELLANEOUS.

                 (a) Pronouns and Plurals. Whenever the context may required, any pronoun used in this Amendment shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice-versa.

                 (b) Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Amendment.

                 (c) Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

                 (d) Integration. This Amendment constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

                 (e) Creditors. None of the provisions of this Amendment shall be for the benefit or, or shall be enforceable by, any creditor of the Partnership.

                 (f) Waiver. No failure by any party to insist upon the strict performance of any covenant duty, agreement or condition of this Amendment or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant duty, agreement or condition.

                 (g) Counterparts. This Amendment may be executed in counterparts, all of which together shall constitute an agreement binding on all of the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Amendment immediately upon affixing its signature hereto, or, in the case of a Person acquiring a Unit, upon executing and delivering a Transfer Application as described in the Partnership Agreement, independently of the signature of any other party.

                 (h) Applicable Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

                 (i) Invalidity of Provisions. If any provision of this Amendment is or becomes invalid, illegal or unenforceable in any respect the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.




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                                    GENERAL PARTNER

                             LEVIATHAN GAS PIPELINE COMPANY


                             By:      /s/ DENNIS KUNETKA
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                             LIMITED PARTNERS

                             All Limited Partners now and hereafter admitted as limited partners of the Partnership, pursuant to Powers of Attorney now and hereafter executed in favor of, and granted and delivered to, the General Partner.

                             By:  Leviathan Gas Pipeline Company, General
                                  Partner, as attorney-in-fact for all Limited
                                  Partners pursuant to Powers of Attorney
                                  granted pursuant to Section 1.4.

                             By:      /s/ DENNIS KUNETKA
                                 -----------------------------------------------